As filed with the Securities and Exchange                    File No. 33-88334
Commission on March 1, 1996                                           811-8934

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 2

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 2

                      AETNA GENERATION PORTFOLIOS, INC.
              (Exact Name of Registrant as Specified in Charter)

           151 Farmington Avenue RE4C, Hartford, Connecticut 06156
                   (Address of Principal Executive Offices)
                                (860) 273-7834
             (Registrant's Telephone Number, including Area Code)

                           Susan E. Bryant, Counsel
                   Aetna Life Insurance and Annuity Company
           151 Farmington Avenue RE4C, Hartford, Connecticut 06156
                   (Name and Address of Agent for Service)

Approximate date of proposed public offering - as soon after effectiveness as is practicable.

 It is proposed that this filing will become effective (check appropriate space):


____  immediately upon filing pursuant to paragraph (b) of Rule 485
____  on ________________ pursuant to paragraph (b) of Rule 485
____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 _X__ on May 1, 1996 pursuant to paragraph (a)(1) of Rule 485
____  75 days after filing pursuant to paragraph (a)(2) of Rule 485
____  on ________________ pursuant to paragraph (a)(2) of Rule 485


Aetna Generation Portfolios, Inc. has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Fund filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1995 on February 29, 1996.

                      AETNA GENERATION PORTFOLIOS, INC.
                            Cross-Reference Sheet


Form N-1A
Item No.                                   Caption in Prospectus
--------                                   ---------------------
1.  Cover Page                             Cover Page
2.  Synopsis                               Not applicable
3.  Condensed Financial Information        Not applicable
4.  General Description of Registrant      The Company; Description of the
                                           Generation Portfolios;
                                           Investment Strategies; Investment
                                           Techniques;
                                           Risk Factors and Other Considerations;
                                           Investment Restrictions
5.  Management of the Fund                 Management of the Generation Portfolios;
5A. Management's Discussion of Fund        Not applicable
    Performance
6.  Capital Stock and Other Securities     General Information; Tax Matters
7.  Purchase of Securities Being Offered   Management of the Generation Portfolios;
                                           Net Asset Value;
                                           Sale and Redemption of Shares
8.  Redemption or Repurchase               Sale and Redemption of Shares
9.  Pending Legal Proceedings              Not applicable

                                           Caption in Statement of Additional Information
                                           ----------------------------------------------
10. Cover Page                             Cover Page
11. Table of Contents                      Table of Contents
12. General Information and History        General Information and History
13. Investment Objectives and Policies     General Information and History;
                                           Additional Investment Restrictions and Policies of
                                              the Generation Portfolios
                                           Description of Various Securities and Investment
                                              Techniques
14. Management of the Fund                 Directors and Officers of the Company
15. Control Persons and Principal          Control Persons and Principal Shareholders
      Holders of Securities
16. Investment Advisory and Other          The Investment Advisory Contract;
      Services                             The Administrative Services Agreement
17. Brokerage Allocation and Other         Brokerage Allocation and Trading Policies
      Practices
18. Capital Stock and Other Securities     Description of Shares; Voting Rights
19. Purchase, Redemption and Pricing       Sale and Redemption of Shares; Net Asset Value
      of Securities Being Offered
20. Tax Status                             Tax Status
21. Underwriters                           Not applicable
22. Calculation of Performance Data        Not applicable
23. Financial Statements                   Financial Statements




                       AETNA GENERATION PORTFOLIOS, INC.

                         Aetna Ascent Variable Portfolio
                       Aetna Crossroads Variable Portfolio
                         Aetna Legacy Variable Portfolio

                              151 Farmington Avenue
                             Hartford, CT 06156-8962
                                 1-800-525-4225


                          Prospectus dated: May 1, 1996


Aetna Generation Portfolios, Inc. (the "Company") is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Generation Portfolios"). The Company currently has three series authorized. The Company's shares are offered only to insurance companies to fund benefits under their variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). Each Portfolio is an asset allocation fund, designed for Participants having different risk tolerances. See "Description of the Generation Portfolios" and "Risk Factors and Other Considerations."


This Prospectus sets forth concisely the information that a prospective contract holder or policy holder ("Participant") should know before directing an investment to a Portfolio and should be read and kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 1996 contains more information about the Generation Portfolios. For a free copy of the SAI, call 1-800-525-4225 or write to Aetna Generation Portfolios, Inc., at the address listed above. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference.


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Company in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully before investing and retain for future reference.

TABLE OF CONTENTS

The Company                                      3
Description of the Generation Portfolios         3
Investment Strategies                            3
Investment Techniques                            6
Risk Factors and Other Considerations            9
Investment Restrictions                         10
Management of the Generation Portfolios         11
Sale and Redemption of Shares                   12
Net Asset Value                                 12
General Information                             12
Tax Matters                                     13
Glossary of Investment Terms                    14
Description of Corporate Bond Ratings           16

2  Aetna Generation Portfolios, Inc.

THE COMPANY

The Company is an open-end, management investment company, consisting of multiple series. It currently has authorized three series, Aetna Ascent Variable Portfolio (Aetna Ascent), Aetna Crossroads Variable Portfolio (Aetna Crossroads) and Aetna Legacy Variable Portfolio (Aetna Legacy). The Company may authorize additional series in the future. The Company is intended to serve as one of the funding vehicles for VA Contracts and VLI Policies to be offered through the separate accounts of insurance companies. The insurance companies and not Participants are shareholders of the Company. See "General Information."

The Company does not foresee any disadvantages to the Participants in funding both VA Contracts and VLI Policies through the Generation Portfolios or in offering the Generation Portfolios through more than one insurance company. The Company's Board of Directors has agreed to monitor the Portfolios' activities to identify any potentially material, irreconcilable conflicts and to take appropriate action if necessary to resolve any conflicts which may arise.

                   DESCRIPTION OF THE GENERATION PORTFOLIOS

The Generation Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

Aetna Ascent's investment objective is to provide capital appreciation. The Portfolio is designed for Participants who have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

Aetna Crossroads' investment objective is to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for Participants who have an investment horizon exceeding 10 years or who have a moderate level of risk tolerance.

Aetna Legacy's investment objective is to provide total return consistent with preservation of capital. The Portfolio is designed for Participants who have an investment horizon exceeding five years or who have a low level of risk tolerance.

Each Portfolio's investment objective is fundamental and may not be changed without the vote of a majority of the holders of that Portfolio's outstanding shares. There can be no assurance that a Portfolio will meet its investment objective. Each Portfolio is subject to investment policies and restrictions described in this Prospectus and in the SAI, some of which are fundamental. No fundamental investment policy or restriction may be changed without the approval of a majority of the outstanding shares of that Portfolio.

                            INVESTMENT STRATEGIES

A glossary describing various investment terms used in this Prospectus starts on page 14.

The Generation Portfolios each have specific asset allocation strategies, which correspond to their respective investment objectives. Each strategy contains unique asset allocation ranges and benchmark allocations for the seven asset classes utilized by the Portfolios. The ranges show what is permissible for allocations to each asset class in a given Portfolio. The Investment Adviser may adjust the asset class mix of a Portfolio within the ranges. The benchmarks describe a typical asset allocation strategy under neutral market conditions. Benchmarks are also used by the Investment Adviser to monitor a "hypothetical benchmark portfolio" consisting of the benchmark allocation in each comparative index. Comparing the actual performance of each Generation Portfolio against its respective "hypothetical benchmark portfolio" is useful in evaluating the impact of ongoing asset allocation decisions.

                                          Aetna Generation Portfolios, Inc.  3

The allocation ranges, benchmarks and comparative indexes are as follows:

                                   Aetna        Aetna        Aetna
Asset Class                        Ascent     Crossroads     Legacy              Comparative Index
 ------------------------------   --------   ------------   --------   --------------------------------------
Equities
Large Capitalization Stocks
  Range                             0-60%        0-45%        0-30%   Standard & Poor's 500 Stock Index
  Benchmark                           20%          15%          10%
Small Capitalization Stocks
  Range                             0-40%        0-30%        0-20%   Russell 2000 Small Cap Stock Index
  Benchmark                           20%          15%          10%
International Stocks
  Range                             0-40%        0-30%        0-20%   Morgan Stanley Capital International
  Benchmark                           20%          15%          10%   Europe, Australia and Far East Index
Real Estate Stocks
  Range                             0-40%        0-30%        0-20%   National Association Real Estate
  Benchmark                           20%          15%          10%   Investment Trust Equity REIT Index
Fixed Income
U. S. Dollar Bonds
  Range                             0-30%        0-70%       0-100%   Salomon Brothers Broad Investment
  Benchmark                           10%          25%          40%   Grade Index
International Bonds
  Range                             0-20%        0-20%        0-20%   Salomon Brothers Non-U.S. World
  Benchmark                           10%          10%          10%   Government Bond Index
Money Market Securities
  Range                             0-30%        0-30%        0-30%   91 Day T-Bill
  Benchmark                            0%           5%          10%

In addition to investing within the asset allocation ranges, Aetna Crossroads will invest no more than 60% of its assets in the following types of securities and Aetna Legacy will invest no more than 35% of its assets in the following types of securities: securities in the Small Capitalization Stock Class with capitalization of less than $0.5 billion, securities in the U.S. Dollar Bond Class that are below investment grade which are known as high risk, high-yield securities or "junk bonds" (hereinafter, "high risk, high-yield securities"), securities in the International Stock Class, and securities in the International Bond Class. Aetna Ascent has no such restrictions. These restrictions apply at the time of purchase of the particular securities and are designed to limit the amount of risk assumed by each Portfolio.

The Generation Portfolios may also invest in options contracts, futures contracts, and other derivative instruments which are described in greater detail starting on page 7 and in the SAI.

The Investment Adviser will invest the assets of each Portfolio within the specified ranges. The actual allocation of assets of each Portfolio may be above or below the benchmark allocation at any given time, depending on the Investment Adviser's ongoing evaluation of the expected returns and risks of each asset class. For example, if the Investment Adviser believes, based on a review of various economic and financial market factors, that the expected return and risk for a particular asset class will be better than other classes, the allocation of assets to that class may be higher than the benchmark percentage.

4  Aetna Generation Portfolios, Inc.

Asset allocation strategies are supplemented by security selection decisions within each asset class. Selection of particular securities will be based on the Investment Adviser's evaluation of various factors including the particular issuer or industry, the expected return from the investment, the price to earnings ratio, dividend payments, yields and inflation factors. The following describes the securities in each of the asset classes (some of these securities involve risks which are described in "Risk Factors and Other Considerations"):

Equity Securities
Each Portfolio may invest its assets in equity securities that the Investment Adviser believes have the potential for capital appreciation. These may include the equity securities of larger, widely-traded issuers; smaller, less well-known issuers; foreign issuers; and real estate-related issuers. Securities in this asset class include preferred and common stocks, securities convertible into stock, and warrants to purchase stock.

Large Capitalization Stock Class. Issuers of equity securities in this class generally have equity market capitalizations at the time of purchase of more than $1 billion, are U.S. domiciled and their securities generally are widely traded on U.S. exchanges.

Small Capitalization Stock Class. Equity securities in this class are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion. These securities may involve greater risks because their issuers may be untested in adverse market conditions, may have limited product lines or financial resources, or their securities may trade less frequently than those of larger-capitalized companies. As a result, the prices of these securities may fluctuate more than prices of more widely-traded securities of larger companies.

International Stock Class. Equity securities in this class may be issued by companies domiciled or engaged in business principally in countries outside of the U.S. The Investment Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification. Each Portfolio may invest in ordinary foreign shares, American Depositary Receipts ("ADRs"), futures contracts or foreign stock indices and other derivative securities within the limits set forth below. Investments in securities of foreign companies and in securities denominated in foreign currencies involve certain risks, which are described below under "Risk Factors and Other Considerations."

Real Estate Stock Class. Equity securities in this class include equity securities of real estate investment trusts ("REITs"), real estate development and real estate operating companies, and companies engaged in other real estate related businesses. Each Portfolio will invest the real estate portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or a geographic region, such as the Northeastern United States, or both.

Fixed Income Securities
Each Portfolio may invest in fixed income securities, including obligations of the U.S. and foreign governments as well as obligations of corporations.

The value of fixed income securities fluctuates in response to changes in interest rates. Generally, when interest rates fall, the value of fixed income securities increases. Conversely, when interest rates rise, the value of fixed income securities decreases. The amount of the increase or decrease in value is affected by other factors, including the maturity of the security. Fixed income securities are subject to various risks, including the creditworthiness of the issuer and economic factors.

U.S. Dollar Bonds Class. Securities in this class consist of any fixed income security denominated in U.S. dollars, including obligations of the U.S. Government, debt securities issued by U.S. corporations and supranational agencies and mortgage-backed securities.

                                          Aetna Generation Portfolios, Inc.  5

U.S. Government Securities consist of direct obligations of the U.S. Government, such as treasury bills, notes and bonds that are backed by the full faith and credit of the United States, or obligations, such as notes and bonds that are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of these agencies and instrumentalities are backed by either the full faith and credit of the United States, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Securities in this group also include repurchase agreements collateralized by U.S. Government agency securities and zero coupon bonds. See "Investment Techniques."

Corporate Bonds include investment grade debt securities, high risk, high-yield securities, and mortgage-backed and other asset-backed securities which are rated in the four highest categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. Corporate bonds may also include other debt instruments with similar ratings by other nationally recognized statistical rating organizations or other unrated debt securities which are considered by the Investment Adviser to be of similar quality. High risk, high-yield securities carry more risk than do investment grade debt securities. Each Portfolio will not invest more than 15% of its assets in high risk, high-yield securities.

Mortgage-backed securities are securities that represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan or returned in a lump sum at maturity. They consist of pass-through securities issued by the U.S. Government and corporations. Payments of interest and principal on U.S. mortgage-backed securities may be guaranteed by an agency or instrumentality of the United States. These agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Private mortgage pass-through securities are backed by pools of conventional fixed-rate or adjustable-rate mortgage loans but are not guaranteed as to payment of interest and/or principal by the issuer. Also included in this class are collateralized mortgage obligations ("CMOs") and securities issued by real estate mortgage investment conduits ("REMICs"). Additional information about CMOs and REMICs is contained in the SAI. Mortgage-backed securities are subject to prepayment risk resulting from early prepayment by individual homeowners.

International Bond Class includes debt securities denominated in currencies other than the U.S. dollar. Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets. Investment in international debt securities that are denominated in foreign currencies involve certain risks, which are described under "Risk Factors and Other Considerations."

Money Market Securities
Each Generation Portfolio may invest in high quality money market obligations that present minimal credit risk.

Money market securities are short term instruments that are considered safe and liquid, such as U.S. Treasury Bills, negotiable certificates of deposit, banker's acceptances, and commercial paper. These securities may include instruments that have variable interest rates which, in the opinion of the Investment Adviser, will maintain a value at or close to the face value of the security.

Each Portfolio may keep a portion of its assets in cash.

                            INVESTMENT TECHNIQUES

The Generation Portfolios may use the following investment techniques (see the "Glossary of Investment Terms" for the definition of certain terms used below):

Borrowing. A Portfolio may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Generation Portfolios do not intend to borrow for leveraging purposes; but they have the authority to do so. A Portfolio may borrow for leveraging purposes only if after the borrowing the value of the Portfolio's net assets including amounts from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.

6  Aetna Generation Portfolios, Inc.

Securities Lending. A Portfolio may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Portfolio's total assets. A Portfolio will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral.

Repurchase Agreements. Under a repurchase agreement, a Portfolio may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Portfolio to resell the instrument at a fixed price and time.

The Generation Portfolios may enter into repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Portfolio may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Portfolio to liquidate the collateral may be delayed or limited.

The Board of Directors has established credit standards for repurchase transactions entered into by the Generation Portfolios.

Asset-Backed Securities. The Generation Portfolios may purchase securities collateralized by a specified pool of assets, including, but not limited to, credit card receivables, automobile loans, home equity loans, computer leases, boat loans, mobile home loans, or recreational vehicles. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment of prepayment proceeds would be made at lower and less attractive interest rates.

Zero coupon and Pay-in-Kind Bonds. The Generation Portfolios may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts to their value at maturity. Some zero coupon securities call for the commencement of regular interest payments at a deferred date. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying instruments with similar maturities; the value of zero coupon securities and pay-in-kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates.

Bank Obligations. The Generation Portfolios may invest in obligations (including banker's acceptances, time deposits and certificates of deposit) issued by domestic banks. They may also invest in obligations of foreign banks provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

Options, Futures and Other Derivative Instruments. A derivative is a financial instrument, the value of which is "derived" from the performance of an underlying asset (such as a security or index of securities). In addition to futures and options, derivatives include, but are not limited to, forward contracts, swaps, structured notes, and CMOs.

A Portfolio may engage in various strategies using derivatives including managing its exposure to changing interest rates, securities prices and currency exchange rates (collectively known as hedging strategies), or increasing its investment return. For purposes other than hedging, a Portfolio will invest no more than 5% of its total assets in derivatives which at the time of purchase are considered by management to involve high risk to the Portfolio. These would include inverse floaters, interest-only and principal-only securities.

                                          Aetna Generation Portfolios, Inc.  7

A Portfolio may buy and sell options contracts including index options and options on foreign securities. There is no limit on the amount of a Portfolio's total assets that may be subject to call options; however, writing a put option requires the segregation of liquid assets to cover the contract. A Portfolio will not write a put option if it will require more than 50% of the Portfolio's net assets to be segregated to cover the put obligation nor will it write a put option if after it is written more than 3% of the Portfolio's assets would consist of put options.

Investments in futures contracts and related options with respect to foreign currencies, fixed income securities and foreign stock indices may also be made by a Portfolio. Although these investments are primarily made to hedge against price fluctuations, in some cases, a Portfolio may buy a futures contract for the purpose of increasing its exposure in a particular asset class or market segment, which strategy may be considered speculative. This strategy is typically used to manage better portfolio transaction costs. The aggregate futures market prices of financial instruments required to be delivered or purchased under open futures contracts may not exceed 30% of Aetna Legacy's total assets, 60% of Aetna Crossroads' total assets, and 100% of Aetna Ascent's total assets. With respect to futures contracts or related options that may be entered into for speculative purposes, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

A Portfolio may invest in forward contracts on foreign currency ("forward exchange contracts"). These contracts may involve "cross-hedging," a technique in which a Portfolio hedges with currencies which differ from the currency in which the underlying asset is denominated.

The use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. In an attempt to limit their risk in forward exchange contracts, the Generation Portfolios limit their exposure to the amount of their respective assets denominated in the foreign currency being cross-hedged. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the SAI.

A Portfolio may also invest in interest rate swap transactions. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also interest rate risks, because a Portfolio could be obligated to pay more under its swap agreements than it receives under them as a result of interest rate changes.

U.S. Government Derivatives. A Portfolio may purchase separately traded principal and interest components of certain U.S. Government securities ("Strips"). In addition, a Fund may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

Supranational Agencies. Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government.

8  Aetna Generation Portfolios, Inc.

Illiquid and Restricted Securities. A Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Portfolio may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933.

Because of the absence of a trading market for illiquid and certain restricted securities, it may take longer to liquidate these securities than it would unrestricted, liquid securities. A Portfolio may realize less than the amount originally paid by the Portfolio for the security. The Board of Directors has established a policy concerning investments in restricted and illiquid securities.

Cash or Cash Equivalents. The Generation Portfolios reserve the right to depart from their investment objectives temporarily by investing up to 100% of their assets in cash or securities in the Money Market Class for defense against potential market declines.

Other Investments. Each Portfolio may use other investment techniques, including "when-issued" and "delayed-delivery securities" and variable rate instruments. A Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the Portfolio's commitments to purchase securities on a when-issued or delayed-delivery basis. These techniques are described in the SAI.

                    RISK FACTORS AND OTHER CONSIDERATIONS

General Considerations. The different types of securities purchased and investment techniques used by a Portfolio involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuer, and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, the risk of principal and interest default is greater with higher-yielding, lower-grade securities. High risk, high-yield securities may provide a higher return but with added risk. In addition, foreign securities have currency risk. Some of the risks involved in the securities acquired by the Generation Portfolios are discussed in this section. Additional discussion is contained above under "Investment Techniques" and in the SAI.


Portfolio Turnover. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. The Generation Portfolios do not intend to make a general practice of short-term trading. It is anticipated that under normal market conditions the average annual portfolio turnover rate for each Portfolio will not exceed 125%. A high turnover rate will result in increased brokerage commissions and may increase taxable capital gains.


International Securities. Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

Depositary Receipts. The Generation Portfolios can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts.

                                          Aetna Generation Portfolios, Inc.  9

The Generation Portfolios will generally acquire ADRs which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities. See the "Glossary of Investment Terms" and the SAI for more information.

Real Estate Securities. A Portfolio's investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, equity REITS may be dependent upon management skill, may not be diversified, and may be subject to the risks of obtaining adequate financing for projects on favorable terms. Equity REITS are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended ("1940 Act").

High Risk High-Yield Securities. A Portfolio may invest in high risk, high-yield securities, often called junk bonds. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest. Although junk bonds are high risk investments, the Investment Adviser may purchase these securities if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Investment Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Derivatives. The Portfolios may use derivative instruments as described above under "Investment Techniques--Options, Futures and Other Derivative Instruments." Derivatives can be volatile investments and involve certain risks. A Portfolio may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. Leverage may exaggerate losses of principal. The amount of gains or losses on investments in futures contracts depends on the Investment Adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Variable Rate Instruments, When-Issued and Delayed-Delivery Transactions. When-issued, delayed-delivery and variable rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations.

Special Considerations. The investment results of the Generation Portfolios depend in part upon the Investment Adviser's ability to anticipate correctly the relative performance of stocks, bonds and money market instruments. While the Investment Adviser has substantial experience in managing all asset classes, there can be no assurance that it will always allocate assets to the best performing sectors. A Portfolio's performance would suffer if a major proportion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of a Portfolio's assets were allocated to bonds at a time of adverse interest rate movement.

                           INVESTMENT RESTRICTIONS

In addition to the restrictions discussed under "Investment Strategies" and "Investment Techniques," a Portfolio will not concentrate its investments in any one industry, except that a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This

10  Aetna Generation Portfolios, Inc.

limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Additionally, a Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Portfolio's total assets.

                   MANAGEMENT OF THE GENERATION PORTFOLIOS

Directors. The operations of each Portfolio are managed under the direction of the Board of Directors ("Directors"). The Directors set broad policies for the Company and each Portfolio. Information about the Directors is found in the SAI.


Investment Adviser. Aetna Life Insurance and Annuity Company ("ALIAC" or the "Investment Adviser"), serves as the Investment Adviser for each of the Generation Portfolios. ALIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 1995, ALIAC managed over $22 billion in assets. The Investment Adviser is a wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company.


Under the terms of Investment Advisory Agreements between the Company and ALIAC with respect to each of the Portfolios, ALIAC is, subject to the supervision of the Directors, responsible for managing the assets of each Portfolio in accordance with their respective investment objectives and policies as described under "Description of the Generation Portfolios" and "Investment Strategies." The Investment Adviser determines what securities and other instruments are purchased and sold by each Portfolio and is responsible for obtaining and evaluating financial data for each Portfolio. The Investment Adviser furnishes all necessary facilities for, and pays the salaries and other related costs of personnel engaged in providing investment advice to, the Generation Portfolios. The Investment Adviser also pays any fees and expenses for Directors and officers of the Generation Portfolios who are employees or affiliated persons of the Investment Adviser. The Investment Adviser receives a monthly fee at an annual rate of 0.50% of the average daily net assets of each Portfolio for its services.

Portfolio Management. Kevin M. Means is the lead portfolio manager for the Generation Portfolios and is responsible for determining the allocation of each Portfolio's investments among the seven asset classes described under "Investment Strategies."

The following individuals are responsible for the selection of securities for the Generation Portfolios in each of the asset classes:

Mr. Means is also responsible for the selection of securities for the Generation Portfolios in the Large Capitalization Stocks class. Mr. Means has over eight years investment management experience. Before joining ALIAC in 1994 he was with INVESCO Capital Management, Inc.

Vince Fioramonti, International Stocks and International Bonds, has over seven years experience in the investment management business. He has been with ALIAC since 1994 and was with The Travelers Investment Management Company from 1988 to 1994.

Yaniv Tepper, Real Estate Stocks, has been with ALIAC since 1994 and has been a real estate consultant for Aetna since 1992.

Donald Townswick, Small Capitalization Stocks, has three years experience in the investment management business, with ALIAC since 1994 and with INVESCO Capital Management, Inc. from 1992 to 1994. He was a management consultant for Deloitte Touche from 1990 to 1992.

                                         Aetna Generation Portfolios, Inc.  11

Jeanne Wong-Boehm, U.S. Dollar Bonds and Money Market Instruments, has over 12 years experience in the investment management business with ALIAC.


Expenses and Fund Administration

Under an Administrative Services Agreement with the Fund, ALIAC provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ALIAC also assumes all ordinary recurring direct costs of the Fund. For the services provided under the Administrative Services Agreement, ALIAC will receive an annual fee, payable monthly at a rate of 0.15% of the average daily net assets of the Fund.


                        SALE AND REDEMPTION OF SHARES

Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of Participants. Please refer to the prospectus for your contract or policy for information on how to direct investments in or redemptions from a Portfolio and any fees that may apply. Generally, insurance companies aggregate orders received from Participants during a day and place an order to purchase or redeem the net number of shares during the night. Orders are generally executed at the net asset value per share ("NAV") determined at the end of the previous business day. The Generation Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Generation Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the SEC.

                               NET ASSET VALUE

The NAV of each Portfolio is determined as of 4:15 p.m. New York time on each day that the New York Stock Exchange is open for trading. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. All other assets and restricted securities and other securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined, from time to time, in good faith by, or under the authority of, the Directors.

                             GENERAL INFORMATION

Incorporation The Company was incorporated under the laws of Maryland on October 14, 1994.

Capital Stock The Company is authorized to issue two billion shares of capital stock, par value $0.001 per share. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.

Shareholder Meetings The Company is not required and does not intend to hold annual shareholder meetings. The Company's Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Each share of the Company is entitled to one vote for each full share and fractional votes for fractional shares. Separate votes are taken by Portfolio only if the matter affects or requires the vote of only that Portfolio. The insurance companies holding the shares in their separate accounts will generally request voting instructions from the Participants and generally must vote the shares in proportion

12  Aetna Generation Portfolios, Inc.

to the voting instructions received. Participant voting rights are discussed in the prospectus for the applicable VA Contract or VLI Policy.

                                 TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts so that the Participants should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company separate accounts. Participants should review the prospectus for their VA Contract or VLI Policy to determine the tax consequences to them of purchasing a contract or policy.

                                         Aetna Generation Portfolios, Inc.  13

GLOSSARY OF INVESTMENT TERMS

Banker's Acceptance A time draft drawn on and accepted by a bank, customarily used by corporations as a means of effecting payment or financing payment for traded goods, particularly in international markets.

Call Option The right to buy a security, currency or stock index at a stated price, or strike price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.

Certificates of Deposit Debt instruments with a fixed maturity drawn on a bank.

Collateralized Mortgage Obligations (CMOs) Mortgage-backed bonds that separate mortgage pools into various classes or tranches in a predetermined, specified order such as short-, medium-, and long-term portions.

Commercial Paper Short-term debt instruments issued by banks, corporations or other borrowers with a maturity ranging from five to 270 days.

Convertible Securities Corporate securities (usually bonds or preferred stock) that can be exchanged for a set number of shares of another security, usually common stock.

Depositary Receipts Negotiable certificates evidencing ownership of shares of a non-U.S. corporation, government, or foreign subsidiary of a U.S. Corporation. A U.S. bank typically issues depositary receipts, which are backed by ordinary shares that remain on deposit with a custodian bank in the issuer's home market. A depositary receipt can either be "sponsored" by the issuing company or established without the involvement of the company, which is referred to as "unsponsored."

Forward Contracts A purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current price, with delivery and settlement at a specified future date.

Futures Contracts An agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. A futures contract obligates the buyer to purchase and the seller to sell, unlike an option where one party can choose whether or not to exercise the option.

High Risk High-Yield Securities debt instruments rated BB or below by Standard & Poor's Corporation or Ba or below by Moody's Investors Service, Inc., or securities of comparable ratings by other agencies or, if unrated, considered by the Investment Adviser to be of comparable quality. These securities are often called "junk bonds" because of the greater possibility of default.

Preferred Stock Stock which has a preference over common stock, whether as to payment of dividends or to assets on liquidation. It ordinarily pays a fixed dividend.

Primary Capital Ratio The ratio used to evaluate the credit worthiness of foreign banks which is based on the ratio of total assets to the common and preferred stock, loan loss reserves, minority interests and mandatory convertibles.

Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the spot price falls below the strike price; if not, the option expires worthless.

Swap An exchange of one security for another. A swap may be executed to change the maturities of a bond portfolio or the quality of the issues in a stock or bond portfolio.

14  Aetna Generation Portfolios, Inc.

Variable Rate Instruments An instrument the terms of which provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.

Warrants A security, normally offered with bonds or preferred stock, that entitles the holder to buy shares of stock at a prescribed price usually higher than the market price at the date issued.

When-Issued and Delayed-Delivery Transactions When-issued is a transaction that is made as of a current date, but conditioned on the actual issuance of a security that is authorized but not yet issued. A delayed-delivery transaction is one where both parties agree that the security will be delivered and the transaction completed at a future date.

Yankee Bonds A dollar denominated bond issued in the United States by foreign corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches and agencies of foreign banks.

                                         Aetna Generation Portfolios, Inc.  15

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.
"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

16  Aetna Generation Portfolios, Inc.

"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                         Aetna Generation Portfolios, Inc.  17

Statement of Additional Information dated: May 1, 1996


                               AETNA GENERATION
                               PORTFOLIOS, INC.

                            151 Farmington Avenue
                       Hartford, Connecticut 06156-8962


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Generation Portfolios, Inc. dated May 1, 1996.


A free prospectus is available upon request by writing to Aetna Generation Portfolios, Inc. at the address listed above or calling 1-800-525-4225.

                    Read the prospectus before you invest.
                              TABLE OF CONTENTS

General Information and History                                                       2
Additional Investment Restrictions and Policies of the Generation Portfolios          2
Description of Various Securities and Investment Techniques                           4
Directors and Officers of the Company                                                17
Control Persons and Principal Shareholders                                           20
The Investment Advisory Contract                                                     20
The Administrative Services Agreement                                                21
Custodian                                                                            21
Independent Auditors                                                                 21
Brokerage Allocation and Trading Policies                                            21
Description of Shares                                                                22
Sale and Redemption of Shares                                                        23
Net Asset Value                                                                      23
Tax Status                                                                           23
Voting Rights                                                                        29
Financial Statements                                                                S-1

GENERAL INFORMATION AND HISTORY

Aetna Generation Portfolios, Inc. (the "Company") was incorporated in 1994 in Maryland. The Company is an open-end diversified management investment company. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Generation Portfolios"). The Company currently has authorized three series: Aetna Ascent Variable Portfolio (Aetna Ascent); Aetna Crossroads Variable Portfolio (Aetna Crossroads); and Aetna Legacy Variable Portfolio (Aetna Legacy).

The investment objective and general investment policies of each Portfolio are described in the Prospectus.

 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE GENERATION PORTFOLIOS

The investment policies and restrictions of the Generation Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (the "1940 Act") and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio. This means the lesser of:
(i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

As a matter of fundamental policy, none of the Generation Portfolios will:

 (1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Portfolio's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

 (2) concentrate its investments in any one industry, except that a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

 (3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

 (4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, a Portfolio may borrow money as authorized by the 1940 Act;

 (5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (a) to the extent appropriate under its investment program, a Portfolio may invest in securities

2  Aetna Generation Portfolios, Inc.

     secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (b) a Portfolio may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);

 (6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

 (7) borrow money, except that (a) a Portfolio may enter into certain futures contracts and options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

The Company has also adopted certain other investment restrictions reflecting the current investment practices of the Generation Portfolios which may be changed by the Company's directors and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, none of the Portfolios will:

 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described here and in the prospectus;

 (2) invest in companies for the purpose of exercising control or management;

 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act;

 (4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals; or

 (5) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where a Portfolio's investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation

                                          Aetna Generation Portfolios, Inc.  3
of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

         DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments
The Generation Portfolios may use derivative instruments as described in the prospectus under "Investment Techniques." The following provides additional information about these instruments.

Futures Contracts--Each Portfolio may enter into futures contracts as described in the prospectus. A Portfolio may enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity or financial instrument(s) for a specified price at a designated date and time. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

4  Aetna Generation Portfolios, Inc.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark to market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits. Furthermore, in the case of a futures contract purchase, each Portfolio has deposited in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio can enter into options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Portfolio involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

Call and Put Options--Each Generation Portfolio may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus and in this Section. A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the Investment Adviser.

                                          Aetna Generation Portfolios, Inc.  5

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A Portfolio will only write a call option on a security which it already owns and will not write call options on when-issued securities.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Portfolio may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.

In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Portfolio may purchase put options when the Investment Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options for these purposes may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account of a Portfolio's custodian.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability

6  Aetna Generation Portfolios, Inc.

will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Portfolio, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options--The Generation Portfolios may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

                                          Aetna Generation Portfolios, Inc.  7

Options on Foreign Currencies--Each Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Portfolio on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Portfolio collateralizes the position by maintaining in a segregated account with the Portfolio's custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Exchange Contracts--Each Generation Portfolio may enter into forward contracts for foreign currency ("forward exchange contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security ( a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Investment Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

There is no limitation as to the percentage of a Portfolio's assets that may be committed to forward exchange contracts. The Portfolios will not enter into a "cross hedge," unless it is denominated in a currency or currencies that the Investment Adviser believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

8  Aetna Generation Portfolios, Inc.

The Generation Portfolios' custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of each Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Generation Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have

                                          Aetna Generation Portfolios, Inc.  9
a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

A Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss will consist of the net amount of contractual interest payments that a Portfolio has not yet received. The Investment Adviser will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectus under "Investment Techniques" and "Risk Factors and Other Considerations," the following sets forth certain information regarding the potential risks associated with a Portfolio's transactions in derivatives.

Risk of Imperfect Correlation--A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Portfolio would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures

10  Aetna Generation Portfolios, Inc.

and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.

The Generation Portfolios will purchase or sell futures contracts or options for hedging purposes, only if, in the Investment Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the assets being hedged for the hedge to be effective. There can be no assurance that the Investment Adviser's judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if the Investment Adviser's judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

                                         Aetna Generation Portfolios, Inc.  11

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Generation Portfolios.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Company's Board of Directors. Under a repurchase agreement, a Portfolio may acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Portfolio. In that event, a Portfolio may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of a Portfolio.

Variable Rate Demand Instruments
Variable rate demand instruments (including floating rate instruments) held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the Portfolio's policies and restrictions on illiquid securities.

Securities Lending
The Generation Portfolios can lend securities in its portfolio subject to the following conditions: (a) the borrower will provide at least 100% collateral throughout the life of the loan; (b) loans will be made subject to the rules of the New York Stock Exchange; (c) the loan collateral will be either cash or direct obligations of the U.S. government or agencies thereof; (d) cash collateral will be invested only in highly liquid short-term investments;
(e) during the existence of a loan, a Portfolio will continue to receive any distributions paid on the borrowed securities or amounts equivalent thereto; and (f) no more than one-third of the net assets of a Portfolio will be on loan at any one time. A loan may be terminated at any time by the borrower or lender upon proper notice.

In the Investment Adviser's opinion, lending portfolio securities to qualified broker-dealers affords a Portfolio a means of increasing the yield on its portfolio. A Portfolio will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. A Portfolio

12  Aetna Generation Portfolios, Inc.

will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of the securities, whenever a material event affecting the borrowed securities is to be voted on, the Investment Adviser will regain or direct the vote with respect to loaned securities.

The primary risk a Portfolio assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but a Portfolio would be an unsecured creditor as to such shortage and might not be able to recover all or any of it.

Foreign Securities
Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Generation Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Generation Portfolio, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Portfolio's policy of investing in closed-end mutual funds, investors in the Portfolio may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

                                         Aetna Generation Portfolios, Inc.  13

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. Typically, these securities are traded on the Luxembourg exchange in Europe; and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Mortgage-Related Debt Securities
Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through, mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

As noted in the Prospectuses, the Generation Portfolios may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities
Asset-backed securities are collateralized by short-term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security

14  Aetna Generation Portfolios, Inc.

holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Other asset-backed securities are similar to CMOs and REMICs in structure and operations. Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

CMOs, REMICs and other asset-backed securities are subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High Risk, High-Yield Securities
The Generation Portfolios may invest in high risk high-yield securities ("junk bonds"), which are fixed income securities that offer a current yield above that generally available on higher quality debt securities. are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives, the Investment Adviser seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Investment Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

The yields earned on high risk high-yield securities (junk bonds) generally are higher than those of higher quality securities with the same maturities because of the additional risks associated with them. These risks include:

 (1) Sensitivity to Interest Rate and Economic Changes. High risk high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high risk high-yield securities (junk bonds) tend not to rise as much as the prices of these other bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing,

                                         Aetna Generation Portfolios, Inc.  15
        than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high risk high-yield security (junk bonds) owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Portfolio's net asset value. Furthermore, in the case of high risk high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

    (2) Payment Expectations. High risk high-yield securities (junk bonds) present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

    (3) Liquidity and Valuation Risks. High risk high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities tend to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

    (4) Limitations of Credit Ratings. The credit ratings assigned to high risk high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

    (5) Legislation. Legislation may have a negative impact on the market for high risk high-yield securities (junk bonds). As examples, legislation was passed requiring federally-insured savings and loan associations to divest themselves of their investments in these securities. There have been other proposals designed to limit the use of, the tax treatment or other advantages of, these securities. Any such proposals, if enacted, could have a negative effect on the value of these assets.

Zero Coupon and Pay-in-Kind Securities

The Generation Portfolios may invest in zero coupon securities and pay-in-kind securities. In addition, the Portfolios may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash

16  Aetna Generation Portfolios, Inc.

payment date of the security approaches. STRIPS are created by the Federal reserve bank by separating the interest and principal components of an outstanding U.S. treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

Convertibles
A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants
Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.

When-Issued or Delayed-Delivery Securities
During any period that a Generation Portfolio has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Portfolio will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Portfolio's liquidity and ability to manage its portfolio. When a Portfolio engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to invest portfolios held in the segregated account more advantageously. A Portfolio will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Portfolio at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.


Portfolio Turnover
The Generation Portfolios' policy on portfolio turnover is discussed in the prospectus. The portfolio turnover rate for the period ended December 31, 1995 was ___%.


                    DIRECTORS AND OFFICERS OF THE COMPANY

The investments and administration of the Generation Portfolios are under the direction of the Board of Directors. The Directors and executive officers of the Generation Portfolios and their principal occupations for the past five years are listed below. Those directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*), and hold similar positions with other investment companies in the same fund complex managed by the Investment Adviser.

                                         Aetna Generation Portfolios, Inc.  17

                                                    Principal Occupation During Past Five Years
                            Position(s) Held      (and Positions held with Affiliated Persons or
  Name, Address and Age      with Registrant        Principal Underwriters of the Registrant)**
--------------------------------------------------------------------------------------------------
Shaun P. Mathews*          Director and        Chief Executive, Aetna Investment Services, Inc.,
151 Farmington Avenue      President           October 1995 to Present; President, Aetna
Hartford, Connecticut                          Investment Services, Inc., March 1994 to Present;
Age 40                                         Director and Chief Operations Officer, Aetna
                                               Investment Services, Inc., July 1993 to Present;
                                               Director and Senior Vice President, Aetna Insurance
                                               Company of America, February 1993 to Present;
                                               Senior Vice President and Director of ALIAC, March
                                               1991 to Present; Vice President of Aetna Life
                                               Insurance Company, 1991 to Present.
--------------------------------------------------------------------------------------------------
James C. Hamilton          Vice President      Chief Financial Officer, Aetna Investment Services,
151 Farmington Avenue      and Treasurer       Inc., July 1993 to Present; Director, Vice
Hartford, Connecticut                          President and Treasurer, Aetna Insurance Company of
Age 55                                         America, February 1993 to Present; Director, Aetna
                                               Private Capital, Inc., November 1990 to Present;
                                               Vice President and Treasurer of ALIAC, October 1988
                                               to Present; Vice President and Actuary, Aetna Life
                                               Insurance Company, 1988 to Present.
--------------------------------------------------------------------------------------------------
John Y. Kim*               Director and        President, Chief Executive Officer, and Chief
151 Farmington Avenue      Vice President      Investment Officer, Aeltus Investment Management,
Hartford, Connecticut                          Inc., December 1995 to Present; Senior Vice
Age 35                                         President and Director, ALIAC and Chief Investment
                                               Officer, Aetna Life and Casualty Company, May 1994
                                               to Present; Managing Director, Mitchell Hutchins
                                               Institutional Investors, New York, NY, September
                                               1993 to April 1994; Vice President of Investor
                                               Relations and Senior Portfolio Manager, Aetna Life
                                               and Casualty Company, October 1991 to August 1993.
--------------------------------------------------------------------------------------------------
Susan E. Bryant            Secretary           Counsel, Aetna Life and Casualty Company, March
151 Farmington Avenue                          1993 to Present; General Counsel and Corporate
Hartford, Connecticut                          Secretary, First Investors Corporation, April 1991
Age 48                                         to March 1993; Administrator, Oklahoma Department
                                               of Securities, March 1986 to April 1991.
--------------------------------------------------------------------------------------------------
Morton Ehrlich             Director            Chairman and Chief Executive Officer, Integrated
1000 Venetian Way                              Management Corp. (an entrepreneurial company) and
Miami, Florida                                 Universal Research Technologies, 1992 to Present;
Age 61                                         Director and Chairman, Audit Committee, National
                                               Bureau of Economic Research, 1985 to 1992;
                                               President, LIFECO, Travel Services Corp., October
                                               1988 to December 1991.

18  Aetna Generation Portfolios, Inc.

                                                    Principal Occupation During Past Five Years
                            Position(s) Held      (and Positions held with Affiliated Persons or
  Name, Address and Age      with Registrant        Principal Underwriters of the Registrant)**
--------------------------------------------------------------------------------------------------
Maria T. Fighetti          Director            Manager/Attorney, Health Services, New York City
325 Piermont Road                              Department of Mental Health, Mental Retardation and
Closter, New Jersey                            Alcohol Services, 1973 to Present.
Age 52
--------------------------------------------------------------------------------------------------
David L. Grove             Director            Private Investor; Economic/Financial Consultant,
5 The Knoll                                    December 1985 to Present.
Armonk, New York
Age 78
--------------------------------------------------------------------------------------------------
Daniel P. Kearney*         Director            Executive Vice President of Aetna Life and Casualty
151 Farmington Avenue                          Company, 1993 to Present; Group Executive, Aetna
Hartford, Connecticut                          Life and Casualty Company, 1991 to 1993.
Age 56
--------------------------------------------------------------------------------------------------
Sidney Koch                                    Financial Adviser, self-employed, January 1993 to
455 East 86th Street                           Present; Senior Adviser, Daiwa Securities America,
New York, New York         Director            Inc., January 1992 to January 1993; Executive Vice
Age 61                                         President, Member of Executive Committee, Daiwa
                                               Securities America, Inc., January 1986 to January 1992
--------------------------------------------------------------------------------------------------
Corine T. Norgaard         Director, Chair     Professor, Accounting and Dean of the School of
School of Management       Audit Committee     Management, Binghamton University (Binghamton, NY),
Binghamton University      and Contract        August 1993 to Present; Professor, Accounting,
Binghamton, New York       Committee           University of Connecticut (Storrs, Connecticut),
Age 58                                         September 1969 to June 1993; Director, The Advest
                                               Group (holding company for brokerage firm).
--------------------------------------------------------------------------------------------------
Richard G. Scheide         Director            Trust and Private Banking Consultant, David Ross
11 Lily Street                                 Palmer Consultants, July 1991 to Present; Executive
Nantucket, Massachusetts                       Vice President and Manager, Bank of New England,
Age 66                                         N.A., June 1976 to July 1991.

** All of the above persons hold the same positions with all the other registered investment companies that comprise the Aetna Mutual Fund Complex.


   It is estimated that the independent Directors of the Generation Portfolios will be paid an aggregate not in excess of $30,000 from the Company for fiscal year 1995. None of the independent Directors is entitled to retirement or other benefits. Affiliated officers and Directors receive no compensation directly from the Company; however, a portion of their salaries may be allocated to the Company as part of ALIAC's administrative expense.

                                         Aetna Generation Portfolios, Inc.  19

                                                      Total Compensation from Registrant
     Name of Person,        Aggregate Compensation         and Fund Complex* Paid to
        Position               from Registrant                     Directors
 ------------------------   ----------------------   -------------------------------------
Corine Norgaard                       $                               $
Director and Chairman,
Audit and Contract
Committees
 ------------------------   ----------------------   -------------------------------------
Sidney Koch                           $                               $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   -------------------------------------
Maria T. Fighetti                     $                               $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   -------------------------------------
Morton Ehrlich                        $                               $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   -------------------------------------
Richard G. Scheide                    $                               $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   -------------------------------------
David L. Grove                        $                               $

Director and Member,
Audit and Contract
Committees

 *Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable
  Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Get Fund (Series B) and Aetna Generation Portfolios, Inc.
**Mr. Grove elected to defer all such compensation.

                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Shares of the Generation Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies"). It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company ("ALIAC") and its subsidiary, Aetna Insurance Company of America, Inc., on behalf of their respective separate accounts. See "Voting Rights" below.


ALIAC is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company and its principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is registered with the SEC as an investment adviser and manages over $22 billion in assets including those held by Generation Portfolios.


                       THE INVESTMENT ADVISORY CONTRACT

In 1994, the Company's Board of Directors approved an investment advisory agreement (Advisory Agreement) between the Company and ALIAC for each of the Generation Portfolios.

20  Aetna Generation Portfolios, Inc.

Under the Advisory Agreement, the Investment Adviser has responsibility for managing the assets of the Generation Portfolios, subject to the supervision of the Directors as described in the prospectus. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.50% of the average daily net assets of each Generation Portfolio. For the period ended December 31, 1995, Generation Portfolios paid ALIAC an investment advisory fee of $_____.


Unless terminated earlier, upon approval of the Generation Portfolio's shareholders the Advisory Agreement will remain in effect for one year. Thereafter, it will remain in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons," cast in person at a meeting called for that purpose. The Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) the Investment Adviser. The Advisory Agreement terminates automatically in the event of its assignment.

The service mark of the Generation Portfolios and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Investment Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Generation Portfolios.

                    THE ADMINISTRATIVE SERVICES AGREEMENT


The Generation Portfolios entered into an Administrative Services Agreement with ALIAC effective May 1, 1996 under which ALIAC has agreed to provide all administrative services in support of the Generation Portfolios. In addition, ALIAC has agreed to assume all ordinary recurring direct costs of the Generation Portfolios that it would be required to pay under the terms of the Investment Advisory Agreement. As a result, ALIAC will be covering all costs of the Generation Portfolios other than the investment advisory fee and brokerage costs and other transaction costs in connection with the purchase and sale of securities for its portfolio. For the services provided under the Administrative Services Agreement, ALIAC will receive an annual fee, payable monthly at a rate of 0.15% of the average daily net assets of the Portfolios. Prior to May 1, 1996, ALIAC had an Administrative Services Agreement that provided for the reimbursement of a proportionate share of ALIAC's overhead in administering the Generation Portfolios. Prior to May 1, 1996, the Generation Portfolios were obligated to pay its own direct costs. The total of the direct costs and administrative costs for the period ended December 31, 1995 was $_____.


                                  CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA, 15258 serves as custodian for the assets of the Generation Portfolios. The custodian does not participate in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. A Generation Portfolio, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                             INDEPENDENT AUDITORS


City Place II, Hartford, Connecticut 06103 serves as independent auditors to the Generation Portfolios. provides audit services, assistance and consultation in connection with SEC filings.


                  BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, ALIAC has responsibility for making the Generation Portfolios' investment decisions, for effecting the execution of trades for the Generation Portfolios and for negotiating any brokerage commissions thereon. It is the policy of ALIAC to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (includ-

                                         Aetna Generation Portfolios, Inc.  21
ing the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

In implementing its trading policy, ALIAC may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Company, will lead to the best overall quality of execution for the Portfolio.

ALIAC currently receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by a Portfolio. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. ALIAC considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities.

Consistent with securities laws and regulations, ALIAC may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ALIAC's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ALIAC's opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Generation Portfolios have no present intention to effect any brokerage transactions in portfolio securities with ALIAC or any affiliate of the Generation Portfolios or ALIAC.

Certain officers of ALIAC also manage the securities portfolio of ALIAC's own accounts. Further, ALIAC also acts as investment adviser to other investment companies registered under the 1940 Act. ALIAC has adopted policies designed to prevent disadvantaging the Portfolios in placing orders for the purchase and sale of securities for the Generation Portfolios.

To the extent ALIAC desires to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Orders for different clients received at approximately the same time may be bunched for purposes of placing trades, as authorized by regulatory directives. Prices are averaged for those transactions.

The Board of Directors has adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company advised by ALIAC.


For the period ended December 31, 1995, Generation Portfolios paid brokerage commisions of $_____.


The Board of Directors has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Portfolio. The Code allows trades to be made in securities that may be held by a Portfolio; however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.


For the fiscal year ended December 31, 1995, portfolio transactions in the amount of $________ were directed to certain brokers because of research services, of which commissions in the amount of $________ were paid with respect to such transactions. No brokerage business was placed with any brokers affiliated with ALIAC during the last three fiscal years.


                            DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Company to issue two billion shares of common stock with a par value of $.001 per share. The shares are nonassessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated.

22  Aetna Generation Portfolios, Inc.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Shares, when issued, will be fully paid and nonassessable.

                        SALE AND REDEMPTION OF SHARES

Shares of a Portfolio are sold and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form as described in the prospectus under "Sale and Redemption of Shares" and "Net Asset Value."

                               NET ASSET VALUE

Securities of the Generation Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter (including long-term debt securities) are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                                  TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Generation Portfolio and its shareholders which are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company
Each Generation Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the

                                         Aetna Generation Portfolios, Inc.  23

"Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code
Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of

24  Aetna Generation Portfolios, Inc.

Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing portfolio (a "QEF") in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under recently proposed Treasury Regulations a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Portfolio makes such election in the first taxable year it holds PFIC stock, the Portfolio will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of

                                         Aetna Generation Portfolios, Inc.  25
cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial
Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts
Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end

26  Aetna Generation Portfolios, Inc.

of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Portfolio Distributions
Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to the shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the 70% dividends-received deduction for corporate shareholders to the extent discussed below.

The Generation Portfolios may either retain or distribute to the shareholders its net capital gain for each taxable year. The Generation Portfolios currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholders have held shares or whether such gain was recognized by the Generation Portfolio prior to the date on which the shareholder acquired the shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Generation Portfolio's disposition of "small business" stock will be subject to tax.

If a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                                         Aetna Generation Portfolios, Inc.  27

Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Generation Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions paid to shareholders are generally reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares
Shareholders generally will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.

28  Aetna Generation Portfolios, Inc.

Tax Effect on Participants
Participants in VA Contracts and VLI Policies are taxed through prior ownership of such contracts and policies, as described in one's prospectus for the applicable contract or policy.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

   Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.

                                VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Policies. The insurance companies generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy.

Once the initial Board is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders.

Special shareholder meetings may be called when requested in writing by the holders of not less than 10% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors may be removed from office (1) at any time by two-thirds vote of the Directors; (2) by a majority vote of Directors where any Director becomes mentally or physically incapacitated;
(3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; (4) by written declaration filed with Mellon Bank, N.A., the Generation Portfolios' custodian, signed by two-thirds of a Generation Portfolio's shareholders. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Generation Portfolios, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Directors shall not be liable for failing to do so.

                                         Aetna Generation Portfolios, Inc.  29

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits


      (a)   Financial Statements:*
            (1) Included in Part A:
                   Financial Highlights
            (2) Included in Part B:
                   Statements of Assets and Liabilities as of December 31, 1995
                   Statements of Operations for the period ended December 31, 1995
                   Statements of Changes in Net Assets for the period ended December
                   31, 1995
                   Notes to Financial Statements
                   Portfolios of Investments
                   Independent Auditors' Report


      (b)   Exhibits:
            (1)      Articles of Incorporation(1)
            (2)      Bylaws(1)
            (3)      Not applicable
            (4)      Not applicable
            (5)      Form of Advisory Agreement between Registrant and Aetna Life
                        Insurance and Annuity Company(1)
            (6)      Form of Underwriting Agreement between Registrant and Aetna Life
                        Insurance and Annuity Company(1)
            (7)      Not applicable
            (8)      Custodian Agreement(1)
            (9)(a)   Administrative Services Agreement(*)
            (9)(b)   Form of License Agreement(1)
            (10)     Opinion and Consent of Counsel(2)
            (11)     Not applicable
            (12)     Not applicable
            (13)     Form of Agreement Concerning Initial Capital(1)
            (14)     Not applicable
            (15)     Not applicable
            (16)     Not applicable
            (17)     Financial Data Schedule(*)
            (18)     Power of Attorney(1)

*  To be filed by subsequent Post-Effective Amendment.

1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed electronically with the Securities and Exchange Commission on June 19, 1995.
2 Incorporated herein by reference to Registrant's 24f-2 Notice for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission on February 29, 1996.


Item 25. Persons Controlled by or Under Common Control

         Registrant is a Maryland corporation for which separate financial statements are filed.

         A diagram of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-75982, as filed electronically with the Securities and Exchange Commission on February 20, 1996.

Item 26. Number of Holders of Securities

         (1) Title of Class               (2) Number of Record Holders

         Shares of Beneficial Interest        (to be updated by amendment)
         $1.00 par value

Item 27. Indemnification

         Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit 24(b)(1) to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed electronically June 19, 1995 (File No. 33-88334), provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires on October 1, 1996.

         Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 28. Business and Other Connections of Investment Adviser

         The Investment Adviser is an insurance company that issues variable and fixed annuities, variable and universal life insurance policies and acts as depositor for separate accounts holding assets for variable contracts and policies. The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

-------------------------------------------------------------------------------
Name                  Positions and Offices   Other Principal Position(s) Held
                      with Investment Adviser Since Oct. 31, 1993/Addresses*/**
-------------------------------------------------------------------------------
Daniel P. Kearney     Director, President     Executive Vice President (since
                      and Chairman,           December 1993), and Group
                      Executive Committee     Executive, Financial Division
                      (Principal Executive    (February 1993 - December
                      Officer)                1993), Aetna Life and Casualty
                                              Company; Director, Aetna
                                              Insurance Company of America
                                              (since February 1993).

Christopher J. Burns  Director (1991);        Director, Aetna Financial
                      Senior Vice President   Services, Inc. (since January
                                              1996); Director (since July
                                              1993) of Aetna Investment
                                              Services, Inc.; Director (1992
                                              - April 1995) and Senior Vice
                                              President, North American
                                              Operations (1993 - April 1995)
                                              of Aetna International, Inc.

Laura R. Estes        Director and Senior     Director, Aetna Financial
                      Vice President          Services, Inc. (since January
                                              1996); Director and Senior Vice
                                              President, Aetna Insurance
                                              Company of America (since
                                              February 1993); Director, Aetna
                                              Investment Services, Inc.
                                              (since July 1993).

Timothy A. Holt       Director, Senior Vice   Senior Vice President, Business
                      President and Chief     Strategy & Finance, Aetna
                      Financial Officer       Retirement Services (since
                      (1996)                  February 1996); Vice President,
                                              Aetna Portfolio
                                              Management/Investment Group
                                              (August 1992 - February 1996).

Gail P. Johnson       Director and Vice       Vice President, Service and
                      President               Retain Customers, Aetna
                                              Retirement Services (since
                                              February 1996); Vice President,
                                              Defined Benefit Services
                                              (September 1994 - February
                                              1996); Vice President, Plan
                                              Services, Pensions and
                                              Financial Services (December
                                              1992 - September 1994).

John Y. Kim           Director and Senior     President, Aeltus Investment
                      Vice President          Management, Inc. (since
                                              December 1995); Chief
                                              Investment Officer, Aetna Life
                                              and Casualty Company (since May
                                              1994); Managing Director,
                                              Mitchell Hutchins Institutional
                                              Investors, New York, NY
                                              (September 1993 - April 1994).

Shaun P. Mathews      Director and Vice       Senior Vice President,
                      President               Strategic Markets and Products
                                              (February 1993 - January 1996),
                                              of Aetna Life Insurance and
                                              Annuity Company; Director and
                                              Senior Vice President, Aetna
                                              Insurance Company of America
                                              (since February 1993); Vice
                                              President of Aetna Life
                                              Insurance Company (since 1991).

Glen Salow            Director and Vice       Vice President, Information
                      President               Technology, Investments and
                                              Financial Services (February
                                              1995 - February 1996); Vice
                                              President, Investment Systems,
                                              AIT (1992 - 1995).

Creed R. Terry        Director and Vice       Vice President, Select and
                      President               Manage Markets, Aetna
                                              Retirement Services (since
                                              February 1996); ALIAC Market
                                              Strategist (August 1995 -
                                              February 1996); President,
                                              Chemical Technology Corporation
                                              (a subsidiary of Chemical Bank)
                                              (1991 - 1995).

Zoe Baird             Senior Vice President   Senior Vice President and
                      and General Counsel     General Counsel of Aetna Life
                                              and Casualty Company (since
                                              April 1992).

Susan E. Schechter    Counsel and Corporate   Counsel, Aetna Life and
                      Secretary               Casualty Company (since
                                              November 1993).

Eugene M. Trovato     Vice President and      Vice President and Controller,
                      Treasurer, Corporate    (February 1995 - Present),
                      Controller              Assistant Vice President,
                                              Planning, Reporting, and
                                              Analysis (October 1992 -
                                              February 1995), Aetna Life
                                              Insurance and Annuity Company.

Diane B. Horn         Vice President and      Senior Compliance Officer
                      Chief Compliance        (August 1993 - February 1996),
                      Officer                 Aetna Life Insurance and
                                              Annuity Company and Aetna Life
                                              Insurance Company.

   * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.
   ** Certain officers and directors of the investment adviser currently hold
      (or have held during the past two years) other positions with affiliates of the Registrant which are not deemed to be principal positions.

Item 29. Principal Underwriters

      Not Applicable.


Item 30. Location of Accounts and Records

         As required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder, the Registrant and its investment adviser, ALIAC, maintain physical possession of each account, book or other documents, except shareholder records, at its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156.


Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Generation Portfolios, Inc. (Registrant) has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 1st day of March, 1996.

                                    AETNA GENERATION PORTFOLIOS, INC.
                                                (Registrant)

                                    By          Shaun P. Mathews  *
                                        --------------------------------
                                                Shaun P. Mathews
                                                President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on March 1, 1996 in the capacities indicated.


Signature                              Title

Shaun P. Mathews*                      President and Director
-------------------------
Shaun P. Mathews                       (Principal Executive Officer)

Morton Ehrlich*                        Director
-------------------------
Morton Ehrlich

Maria T. Fighetti*                     Director
-------------------------
Maria T. Fighetti

David L. Grove*                        Director
-------------------------
David L. Grove

Daniel P. Kearney*                     Director
-------------------------
Daniel P. Kearney

John Y. Kim*                           Director and Vice President
-------------------------
John Y. Kim

Sidney Koch*                           Director
-------------------------
Sidney Koch

Corine T. Norgaard*                    Director
-------------------------
Corine T. Norgaard

Richard G. Scheide*                    Director
-------------------------
Richard G. Scheide

James C. Hamilton*                     Vice President and Treasurer
-------------------------              (Principal Financial and Accounting
James C. Hamilton                      Officer)




By: /s/ Susan E. Bryant
    ----------------------
      * Susan E. Bryant
         Attorney-in-Fact

                      AETNA GENERATION PORTFOLIOS, INC.
                                EXHIBIT INDEX

Exhibit No.              Exhibit                                         Page
99-(b)(1)                Articles of Incorporation                        *

99-(b)(2)                Amended Bylaws                                   *

99-(b)(4)                Copies of Securities Issued and                  *
                         Registered by Registrant

99-(b)(5)                Investment Advisory Agreement                    *

99-(b)(6)                Distribution Agreement                           *

99-(b)(8)                Custodian Agreements and Depository              *
                         Contracts

99-(b)(9)                Administrative Services Agreement                **

99-(b)(10.1)             Opinion of Counsel                               *

99-(b)(10.2)             Consent of Counsel                               **

99-(b)(11)               Consent of Independent Auditors                  **

99-(b)(18)               Powers of Attorney                               *

27                       Financial Data Schedule                          **

*     Incorporated herein by reference.
**    To be filed by subsequent Post-Effective Amendment.